File Number: 33-84546
                                                Filed Pursuant to Rule 497(e) of
                                                      the Securities Act of 1933




                                                               December 30, 2005


                Supplement to the Class II Shares Prospectus for:

Portfolio                                                   Prospectus Date
--------------------------------------------------------------------------------
Pioneer Ibbotson Moderate Allocation VCT Portfolio            02/14/05
Pioneer Ibbotson Growth Allocation VCT Portfolio              02/14/05
Pioneer Ibbotson Aggressive Allocation VCT Portfolio          02/14/05



The following supplements the corresponding section of the prospectus. Please refer to the prospectus for the main text of the supplemented section.

Principal investment strategies
Under normal circumstances, the portfolio expects to invest its assets among asset classes in the following ranges:


                                                  Equity Fund  Fixed Income Fund
                  Portfolio Name                   Allocation      Allocation
--------------------------------------------------------------------------------
Pioneer Ibbotson Moderate Allocation VCT Portfolio    50-70%       30-50%
Pioneer Ibbotson Growth Allocation VCT Portfolio      70-100%      0-30%
Pioneer Ibbotson Aggressive Allocation VCT Portfolio  85-100%      0-15%

The fixed income fund allocation includes the portfolio's investments in cash, cash equivalents, or in money market funds.





                                                                   18599-00-1205
                                         (C)2005 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC